Share capital	3 Months Ended
Jan. 31, 2020
Text block [abstract]
Share capital
Note 7.    Share capital
Common shares

$ millions, except number of shares, for the three months ended		2020 Jan. 31		2019 Oct. 31		2019 Jan. 31
	Number of shares	Amount	Number of shares	Amount	Number of shares	Amount
Balance at beginning of period	445,341,675	$13,591	445,436,602	$13,525	442,826,380	$13,243
Issuance pursuant to:
Equity-settled share-based compensation plans (1)	474,948	51	160,930	15	127,790	14
Shareholder investment plan	334,004	36	456,184	51	524,183	57
Employee share purchase plan	324,279	36	293,730	31	299,646	33
	446,474,906	13,714	446,347,446	13,622	443,777,999	13,347
Purchase of common shares for cancellation	(1,497,800)	(46)	(1,000,000)	(30)	–	–
Treasury shares	4,427	1	(5,771)	(1)	24,264	3
Balance at end of period (2)	444,981,533	$13,669	445,341,675	$13,591	443,802,263	$13,350
(1)	Includes the settlement of contingent consideration related to prior acquisitions.
(2)	Excludes nil restricted shares as at January 31, 2020 (October 31, 2019: nil; January 31, 2019: 60,532).

Normal course issuer bid
On May 31, 2019, we announced that the Toronto Stock Exchange had accepted the notice of CIBC’s intention to commence a normal course issuer bid. Purchases under this bid will terminate upon the earlier of: (i) CIBC purchasing up to a maximum of 9 million common shares; (ii) CIBC providing a notice of termination; or (iii) June 3, 2020. During the quarter, we purchased and cancelled 1,497,800 common shares under this bid at an average price of $110.40 for a total amount of $165 million.

Preferred shares
Non-cumulative
Rate Reset Class A Preferred Shares Series 41 (NVCC)
Holders of the
Non-cumulative
Rate Reset Class A Preferred Shares Series 41 (NVCC) (Series 41 shares) had the option to convert their shares into
Non-cumulative
Floating Rate Class A Preferred Shares Series 42 (NVCC) (Series 42 shares) on a one-for-one basis on January 31, 2020. As the conditions for conversion were not met, no Series 42 shares were issued, and all of the Series 41 shares remain outstanding. The dividend on the Series 41 shares was reset to 3.909%, payable quarterly as and when declared by the Board of Directors of CIBC, effective for the five-year period commencing January 31, 2020.
Regulatory capital and leverage ratios
Our capital ratios and leverage ratio are presented in the table below:

$ millions, as at		2020 Jan. 31	2019 Oct. 31
Common Equity Tier 1 (CET1) capital		$28,407	$27,707
Tier 1 capital	A	31,551	30,851
Total capital		36,570	35,854

Total RWA		252,099	239,863

CET1 ratio		11.3%	11.6%
Tier 1 capital ratio		12.5%	12.9%
Total capital ratio		14.5%	15.0%
Leverage ratio exposure	B	$738,476	$714,343
Leverage ratio	A/B	4.3%	4.3%
Our regulatory capital requirements are determined in accordance with guidelines issued by OSFI, which are based upon the risk-based capital standards developed by the Basel Committee on Banking Supervision.
CIBC has been designated by OSFI as a domestic systemically important bank
(D-SIB)
in Canada, and is subject to a CET1 surcharge equal to 1.0% of RWA. OSFI also currently expects
D-SIBs
to hold a 2.0%
Domestic Stability Buffer (the Domestic Stability Buffer will be increased to 2.25% effective April 30, 2020). This results in current targets, including all buffer requirements, for CET1, Tier 1 and Total capital ratios of
10.0%, 11.5%, and 13.5%,
respectively. These targets may be higher for certain institutions at OSFI’s discretion.
During the quarter ended January 31, 2020, we have complied with OSFI’s regulatory capital requirements.